SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary proxy statement
☐ Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒ Definitive proxy statement
☐ Definitive additional materials
☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Cogo Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

COGO GROUP, INC.

Room 1001, Tower C, Skyworth Building
High-Tech Industrial Park
Nanshan, Shenzhen 518057, People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held December 22, 2008

To the Stockholders of
Cogo Group, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of Cogo Group, Inc. (the “Company”) will be held on December 22, 2008 at 10:00 a.m. Beijing time at the offices of the Company, Room 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China.  The phone numbers for participation at the Annual Meeting are: for those in the United States – 1-877-850-8044; for those in South China – 10800-852-0759; for those in North China – 10800-152-0759; and for those in Hong Kong – 2258-4200; for those outside of the United States, China or Hong Kong - +852-2258-4200.  The pass code for all participants is 458150.  The meeting is called for the following purposes:

1.	To elect a board of five directors;

2.	To ratify the appointment of KPMG as the independent auditors of the Company for the fiscal year ending December 31, 2008; and

3.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on October 31, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.  The stock transfer books of the Company will not be closed.

On or about November 6, 2008, the Company will mail to all stockholders of record, as of the record date, a Notice of Internet Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the notice of annual meeting, proxy statement, proxy card and annual report on http://www.voteproxy.com in addition to instructions on how you may request to receive a paper or email copy of these documents.  There is no charge to you for requesting a paper copy of these documents.

In accordance with rules and regulations recently adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received only a notice by mail, you will not receive a printed copy of the proxy materials. Instead, the notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The notice also instructs you as to how you may submit your proxy on the Internet or over the telephone. If you received only a notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the notice.

All stockholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are respectfully requested by the board to view the materials at the web site provided above and to cast your vote on the proposals.

By Order of the Board of Directors,

/s/ Frank Zheng Frank Zheng Chief Financial Officer
Dated: November 5, 2008

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE VOTE ON THE INTERNET OR OVER THE TELPHONE AS INSTRUCTED IN THESE MATERIALS OR, IF THE PROXY STATEMENT WAS MAILED TO YOU (YOU WILL ONLY RECEIVE A PRINTED COPY OF THE PROXY IF YOU REQUEST IT AT THE WEBSITE PROVIDED ABOVE), COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

COGO GROUP, INC.

Room 1001, Tower C, Skyworth Building
High-Tech Industrial Park
Nanshan, Shenzhen 518057, People’s Republic of China

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Cogo Group, Inc. (the “Company,” “Cogo,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held at the offices of the Company, Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China, at 10:00 a.m. Beijing time, on Monday, December 22, 2008, and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  The phone numbers for participation at the Annual Meeting are: for those in the United States – 1-877-850-8044; for those in South China – 10800-852-0759; for those in North China – 10800-152-0759; and for those in Hong Kong – 2258-4200;.for those outside of the United States, China or Hong Kong – +852 2258-4200.  The pass code for all participants is 458150.  Any stockholder giving such a proxy has the power to revoke it at any time before it is voted.  Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above address.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies.  Any proxy on which no direction is specified will be voted for the election of the nominees set forth under the caption “Election of Directors” and for ratification of the appointment of KPMG as the Company’s independent auditors.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s Stockholders is November 6, 2008.

Your vote is important.  Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.  If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

VOTING SECURITIES

Only holders of shares of common stock, $0.01 par value per share (the “Common Stock”), of record at the close of business on October 31, 2008 are entitled to vote at the meeting.  As of the close of business on October 31, 2008, there were outstanding and entitled to vote 35,440,718 shares of Common Stock. For purposes of voting at the meeting, each share is entitled to one vote upon all matters to be acted upon at the meeting.  A majority in interest of the outstanding shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of our directors. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of KPMG, independent certified public accountants, as our independent auditors. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for any individual may result in another individual’s receiving a larger proportion of votes. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

VOTING

In accordance with rules and regulations recently adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received only a notice by mail, you will not receive a printed copy of the proxy materials. Instead, the notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The notice also instructs you as to how you may submit your proxy on the Internet or over the telephone. If you received only a notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the notice.

If you are a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, by telephone or vote by proxy on the Internet. If you received only a notice by mail, you may vote by proxy over the Internet. The procedures for voting by proxy are as follows:

•	To vote by proxy on the Internet, go http://www.voteproxy.com to complete an electronic proxy card.

•	By calling 1-800-776-9437

•
To vote by proxy using the enclosed proxy card (only if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on December 19, 2008 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of October 31, 2008, certain information as to the stock ownership of (i) each person known by the Company to own beneficially more than five percent of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers, and (iv) the Company’s executive officers and directors as a group.  Except as set forth in Note 11 to the table, the business address of each shareholder is c/o the Company, Room 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China.

	Number of Shares Beneficially Owned (1)		Percentage Ownership
Name of Beneficial Owner
Jeffrey Kang	10,291,567	(2)(3)	28.78%
Hope Ni	174,907		*
Yi Yuan	80,000		*
Frank Zheng	53,801	(4)	*
Q.Y. Ma	7,861	(5)	*
JP Gan	2,807		*
George Mao	1,560		*
All executive officers and directors as a group (7 persons)	10,522,503		29.69%

Principal Stockholders
Nan Ji	9,691,524	(3)(7)	27.35%
Comtech Global Investment Ltd.	9,691,524	(3)(7)	27.35%
Yi Kang	2,290,028	(6)	6.46%
Ren Investment International Ltd.	2,290,028	(6)	6.46%

*	Represents beneficial ownership of less than one percent of our outstanding shares.
(1)
Beneficial ownership is determined in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (SEC). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 31, 2008are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. The percentage of beneficial ownership is based on 35,440,718 shares of common stock outstanding as of October 31, 2008.

(2)
Includes (a) 450,043 shares issuable upon exercise of currently exercisable stock options, (b) 60,000 shares and (c) 9,651,524 shares beneficially owned by Comtech Global Investment Ltd., over which Mr. Jeffrey Kang and his wife, Ms. Nan Ji, share voting and investment power.

(3)	Mr. Jeffrey Kang owns a 29% interest and Ms. Nan Ji a 71% interest in Comtech Global Investment Ltd. The directors of Comtech Global Investment Ltd. are Mr. Jeffrey Kang and Mr. Yi Kang.
(4)	Includes (a) 7,500 shares issuable upon exercise of currently exercisable stock options and (b) 46,301 shares owned by Mr. Zheng.
(5)	Includes (a) 5,000 shares issuable upon exercise of currently exercisable stock options and (b) 2,861 shares owned by Dr. Ma.
(6)
Includes 2,290,028 shares beneficially owned by Ren Investment International Ltd., over which Mr. Yi Kang, as sole director, has sole voting and investment power. Mr. Yi Kang, the brother of Jeffery Kang, does not have an economic interest in any shares of Ren Investment International Ltd.

(7)	Represents 9,651,524 shares beneficially owned by Comtech Global Investment Ltd., over which Mr. Jeffrey Kang and his wife, Ms. Nan Ji, share voting and investment power.
(8)
Shares of Ren Investment International Ltd. are beneficially owned by Mr. Yi Kang, who, as sole director, has sole voting and investment power over the shares. Mr. Yi Kang does not have any economic interest in any shares of Ren Investment International Ltd.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information about our directors and executive officers as of October 31, 2008

Name*	Age	Position
Jeffrey Kang	38 36 48 42 51 37 46	Chief Executive Officer and Chairman of the Board
Hope Ni		Vice-Chairman of the Board
Yi Yuan		Chief Operating Officer and President
Frank Zheng		Chief Financial Officer, Treasurer and Secretary
Q.Y. Ma (1)(2)(3)		Director
JP Gan (1)(2)(3)		Director
George Mao (1)(2)(3)		Director

(1)	Member of Audit Committee
(2)	Member of Nominating and Governance Committee
(3)	Member of Compensation Committee

*  Information concerning nominees for the board of directors is included under Proposal No. 1 – Election of Directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, five directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify.  It is intended that the accompanying proxy will be voted for the election, as directors, of Mr. Kang, Mr. Zheng, Dr. Ma, Mr. Gan and Dr. Mao, unless the proxy contains contrary instructions.  Ms. Ni, who is currently on the Board of Directors has decided not to seek reelection.  Mr. Zheng has been nominated to take her place on the Board of Directors.  The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.  In the event that any of the nominees should become unable or unwilling to serve as a director, however, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

Set forth below are the respective principal occupations or brief employment histories of the five nominees and the periods during which each has served as a director of the Company.

Jeffrey Kang, Chairman of the Board and Chief Executive Officer.   Mr. Kang was a co-founder of Cogo and has served as our chief executive officer and chairman of the board since September 1999. Mr. Kang founded Shenzhen Matsunichi Electronics Co., Ltd. and Matsunichi Electronic (Hong Kong) Limited, a predecessor of the Company, in 1995, when Matsunichi commenced operations as a distributor for Matsushita. In 1999, Mr. Kang transferred all operations and assets of Matsunichi into the Company’s immediate predecessor. Prior to forming Matsunichi, Mr. Kang worked for Matsushita Electronics from June 1992 to July 1995 where he was responsible for selling components to the telecom industry within China. From 1998 to 1999, Mr. Kang was vice president of Shenzhen SME (Small and Medium Enterprises) Association, a non-profit association in Shenzhen. Mr. Kang earned a B.S. degree in Electrical Engineering from South China Technology University in Guangzhou, China.

Frank Zheng, Chief Financial Officer, Treasurer and Secretary. Mr. Zheng has been Chief Financial Officer since January 1, 2008, Treasurer and Secretary from May 2008 and was a director from January 2005 to December 2007. He was the vice president of travel service for eLong, Inc., a leading online travel service company in China, from July 2000 to June 2007. Mr. Zheng was responsible for the overall operation of eLong’s travel services. Before he joined eLong, Mr. Zheng was a senior director of travel services with Asia.com. From 1994 through 2000, Mr. Zheng held various financial and operations positions with The Bank of New York, The Reserve Management Corp, and Dean Witter Intercapital Company. Mr. Zheng received a B.B.A degree in Accounting from City University of New York.

Q.Y. Ma, Director. Dr. Ma has been a director since December 2004. Dr. Ma has been the managing director of Time Innovation Ventures, a venture capital firm, since 2000, and served as a professor at the University of Hong Kong from 1998 to 2000. Dr. Ma was an associate professor at Columbia University from 1994 to 2000. He has also served as a technology consultant to IBM, General Electric, TRW, Inc. and DuPont. Dr. Ma is a co-founder and advisor of Semiconductor Manufacturing International Corp., and has served as an adviser to the Ministry of Information Industry, Beijing Government, and a senior advisor to Zhangjiang Hi-Tech Park in Shanghai. Dr. Ma received his Ph.D. from Columbia University, and attended the Executive Program of Stanford University’s School of Business.

JP Gan, Director. Mr. Gan has been a director since January 2008. Mr. Gan has been a managing director of Qiming Venture Partners since January 2007. From May 2005 to December 2006, Mr. Gan was the Chief Financial Officer of KongZhong Corporation, a Nasdaq listed wireless internet company. Prior to joining KongZhong, Mr. Gan was a director of The Carlyle Group responsible for venture capital investments in the Greater China region from May 2000 to May 2005. Mr. Gan worked at the investment banking division of Merrill Lynch, in Hong Kong from August 1999 to May 2000, and worked at Price Waterhouse in the United States from August 1994 to September 1997. Mr. Gan obtained his Masters of Business Administration from the University of  Chicago Graduate School of Business and his Bachelor of Business Administration from the University of Iowa. He is a Certified Public Accountant in the United States.

George Mao, Director. Dr. Mao has been a director since January 2008. Dr. Mao is the co-founder and has been the general manager of RYHT Asset Management Inc. since 2005. Before co-founding RYHT, Dr. Mao was Vice General Manager of Franklin Templeton Sealand Fund Management Co. Ltd. from May 2003 to December 2004. Dr. Mao held management positions with Pin An Securities Company Inc. and China Eagle Securities Company overseeing IPOs from September 1999 through May 2003. Dr. Mao obtained an MBA degree and a PhD degree from the University of Western Ontario in Canada and an M.A. degree from the Chinese Academy of Sciences, Beijing. Dr. Mao holds various board memberships including Shenzhen Cao Technology Co., Ltd. which is listed on Shenzhen Stock Exchange and Beijing Zhong Biao Fang Yuan Technology Anti-counterfeiting Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Ms. Ni’s biographical information is as follows:

Hope Ni, Vice-Chairman of the Board. Ms. Ni was secretary to our board from August 2004 to April 2008, and has been a director since January 2007. Ms. Ni was our Chief Financial Officer from August 2004 until January 1, 2008. Effective on January 1, 2008, Ms. Ni became the Vice-Chairman to our board.  Prior to joining us in August 2004, Ms. Ni spent six years as a practicing attorney at Skadden, Arps, Slate, Meagher & Flom LLP in New York and Hong Kong, specializing in corporate finance. Prior to that, Ms. Ni worked in the investment banking division of Merrill Lynch in New York.  Ms. Ni also serves on the board of Qianjia Consulting Company, which she founded in 2002. Ms. Ni received her J.D. degree from the University of Pennsylvania Law School and her B.S. degree in Applied Economics and Business Management from Cornell University.

Director Compensation

The following table summarizes compensation that our directors earned during 2007 for services as members of our Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Amy Kong	—	40,000	(1)	—	—	—	—
Q.Y. Ma	—	20,000	(2)	—	—	—	—
Frank Zheng	—	20,000	(3)	—	—	—	—

(1)	Amy Kong received $40,000 of our common stock (2,602 shares based on closing prices of Cogo common stock on Feb 14, 2007).
(2)	QY Ma received $20,000 of our common stock (1,301 shares based on closing prices of Cogo common stock on Feb 14, 2007).
(3)	Frank Zheng received $20,000 of our common stock (1,301 shares based on closing prices of Cogo common stock on Feb 14, 2007).

No options were granted to our non-employee directors in 2007.  In the event a non-employee joins our Board of Directors, such person will be entitled to receive options on a pro rata basis for the portion of the period for which he or she will serve. All of the options granted to the incoming directors will be exercisable at the fair market value on the date of grant and will vest quarterly during the remainder of the period following the close of grant.

On December 21, 2007, the Compensation Committee of our Board of Director approved the following compensation for members of our Board of Directors in 2008:  Hope Ni and JP Gan each received $45,000 of restricted shares (2,807 shares) based on the closing price of Comtech’s common stock on December 24, 2007, and Q.Y. Ma and George Mao each received $25,000 of restricted shares (1,560 shares) based on the closing price of Comtech’s common stock on December 24, 2007.  Such share issuances vest in accordance with the following schedule: 25% on March 24, 2008, 25% on June 24, 2008, 25% on September 24, 2008 and 25% on December 24, 2008.

Board Practices

Our business and affairs are managed under the direction of our board of directors. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. It is our expectation that the board of directors will meet regularly on a quarterly basis and additionally as required.

Board Committees

Our board of directors has an audit committee, a nominating and corporate governance committee, and a compensation committee, each established in 2005. Our board of directors has determined that Dr. Q.Y. Ma, Mr. JP Gan and Dr. George Mao, the members of these committees, are “independent” under the current independence standards of Nasdaq Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) under the U.S. Securities Exchange Act of 1934, as amended (the Exchange Act). Our board of directors has also determined that these persons have no material relationships with us—either directly or as a partner, stockholder or officer of any entity—which could be inconsistent with a finding of their independence as members of our board of directors.

Audit Committee

The audit committee, consisting of Mr. Ma, Gan and Mao, oversees our financial reporting process on behalf of the board of directors. A copy of its charter was included as Appendix A to the Proxy Statement for our annual meeting held in December 2007. During 2007, the audit committee met 4 times. The committee’s responsibilities include the following functions:

•	approve and retain the independent auditors to conduct the annual audit of our books and records;

•	review the proposed scope and results of the audit;

•	review and pre-approve the independent auditors’ audit and non-audited services rendered;

•	approve the audit fees to be paid;

•	review accounting and financial controls with the independent auditors and our internal auditors and financial and accounting staff;

•	review and approve transactions between us and our directors, officers and affiliates;

•	recognize and prevent prohibited non-audit services; and

•	meeting separately and periodically with management and our internal auditor and independent auditors.

Our board of directors has determined that JP Gan, the Chair of the Audit Committee, is an “audit committee financial expert” as defined by the SEC’s rules.

Nominating And Corporate Governance Committee

The nominating and governance committee, consisting of Mr. Ma, Gan and Mao, is responsible for identifying potential candidates to serve on our board and its committees. A copy of its charter was included as Appendix B to the Proxy Statement for our annual meeting held in December 2007. The nominating and corporate governance committee met 3 times during 2007. The committee’s responsibilities include the following functions:

•	making recommendations to the board regarding the size and composition of the board;

•	identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;

•	establishing procedures for the nomination process;

•	advising the board periodically with respect to corporate governance matters and practices, including periodically reviewing corporate governance guidelines to be adapted by the board; and

•	establishing and administering a periodic assessment procedure relating to the performance of the board as a whole and its individual members.

The nominating and corporate governance committee will consider director candidates recommended by security holders. Potential nominees to the board of directors are required to have such experience in business or financial matters as would make such nominee an asset to the board and may, under certain circumstances, be required to be “independent”, as such term is defined under independence standards applicable to the Company. Security holders wishing to submit the name of a person as a potential nominee to the board must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o Comtech Group, Inc., Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the committee, and/or any other method the committee deems appropriate, which may, but need not, include a questionnaire. The committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The committee need not engage in an evaluation process unless (1) there is a vacancy on the board, (2) a director is not standing for re-election, or (3) the committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

Compensation Committee

The compensation committee, consisting of Mr. Ma, Gan and Mao, is responsible for making recommendations to the board concerning salaries and incentive compensation for our officers and employees and administers our stock option plans. We do not have a charter for the Compensation Committee.  The Compensation committee met 3 times in 2007.  Its responsibilities include the following functions:

•
reviewing and recommending policy relating to the compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other senior officers; evaluating the performance of these officers in light of those goals and objectives; and setting compensation of these officers based on such evaluations;

•
administering our benefit plans and the issuance of stock options and other awards under our stock plans; and reviewing and establishing appropriate insurance coverage for our directors and executive officers;

•
recommending the type and amount of compensation to be paid or awarded to members of our board of directors, including consulting, retainer, meeting, committee and committee chair fees and stock option grants or awards; and

•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers.

Compensation Committee Interlocks And Insider Participation

No member of our compensation committee has at any time been an officer or employee of ours, or our subsidiaries. No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all other filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2007.

Code of Ethics

On November 4, 2004, we adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our chief executive officer and chief financial officer—our principal executive officer and principal financial and accounting officer, respectively. A copy of our Code of Business Conduct and Ethics is available on the Investor Information page of our website, www.comtech.com.cn.

Meetings of the Board and Committees

The board of directors met 3 times during 2007.  Each director is expected to attend meetings of our board of directors and meetings of committees of our board of directors of which she or he is a member, and to spend the time necessary to properly discharge his respective duties and responsibilities.  During 2007, each incumbent director attended at least 75% of the total number of meetings of our board of directors and meetings of committees of our board of directors of which she or he was a member.  We do not have a policy with regard to board members’ attendance at annual meetings of stockholders.  Last year a majority of our directors attended the annual meeting, either in person or by telephone.

Communications with the Board of Directors

The board of directors maintains a process for stockholders to communicate with the board. Stockholders wishing to communicate with the board or any individual director must mail a communication addressed to the board or the individual director to the board of directors, c/o Cogo Group, Inc., Room 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China. Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication.  All of such communications will be forwarded to the full board of directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

Audit Committee Report

The audit committee operates pursuant to its adopted charter.  Members of the Audit Committee are independent, within the meaning of Nasdaq Marketplace Rule 4200(a)(15).

The audit committee oversees the Company’s financial control and reporting processes on behalf of the board of directors.  Management is responsible for the financial reporting process, including the systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States.  The independent auditors are responsible for planning and performing an audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for auditing management’s assessment of internal control over financial reporting.  The independent auditors are responsible for expressing an opinion on those financial statements and on management’s assessment and the effectiveness of internal control over financial reporting based on their audit.

In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed with management and the independent auditors the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2007, including a discussion of the adoption of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements and those matters required to be discussed under Statement of Accounting Standards (SAS) 61, as amended by SAS 90.  In addition, the Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1, and has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No.1.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.  The following persons are members of the audit committee:

George Mao
Q.Y. Ma
J.P. Gan

Compensation Discussion and Analysis

Overview

This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of our executive officers listed in the Summary Compensation Table below (the “named executive officers”) during the last completed fiscal year. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but we also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation disclosure.

The compensation committee currently oversees the design and administration of our executive compensation program.

The principal elements of our executive compensation program are base salary, annual cash incentives, long-term equity incentives in the form of stock options, other benefits and perquisites, post-termination severance and acceleration of stock option vesting for certain named executive officers upon termination and/or a change in control. Our other benefits and perquisites consist of life and health insurance benefits.

Objectives and Philosophy

In General. The objectives of our compensation programs are to:

•	attract, motivate and retain talented and dedicated executive officers,

•	provide our executive officers with both cash and equity incentives to further the interests of us and our stockholders, and

•	provide employees with long-term incentives so we can retain them and provide stability during our growth stage.

Generally, the compensation of our executive officers is composed of a base salary, an annual incentive compensation award and equity awards in the form of stock options. In setting base salaries, the compensation committee generally reviews the individual contributions of the particular executive. In addition, stock options are granted to provide the opportunity for long-term compensation based upon the performance of our common stock over time. Our philosophy is to position the aggregate of these elements at a level that is commensurate with our size and sustained performance.

Elements of Compensation

Compensation consists of following elements:

Base Salary. Base salaries for our executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies in our industry for similar positions, and the other elements of the executive officer’s compensation, including share-based compensation. Our intent is to target executive base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and may be increased annually to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Based on publicly available information, we believe that the base salaries established for our executive officers are comparable to those paid by similar companies in our industry.

Annual Bonuses. Our executive officers and certain other employees are eligible for annual cash bonuses, which are paid at the discretion of our compensation committee. The determination of the amount of annual bonuses paid to our executive officers generally reflects a number of subjective considerations, including the performance of our company overall and the contributions of the executive officer during the relevant period.

Incentive Compensation. We believe that long-term performance is achieved through an ownership culture that encourages long-term performance by our executive officers through the use of share-based awards. We adopted the 2006 Equity Incentive Plan, which permits the grant of shares of our incentive stock options, non-qualified stock options, restricted stock, stock appreciation rights, and performance stock awards. Our Board or a committee created by the Board will have the authority under the plan to award incentive compensation to our executive officers, employees, consultants and directors in such amounts and on such terms as the committee determines in its sole discretion.

Except as described below, we do not maintain any incentive compensation plans based on pre-defined performance criteria. Incentive compensation is intended to compensate executive officers, employees, consultants and directors for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives are expected to vary depending on the individual executive, but are expected to relate generally to strategic factors such as expansion of our services and to financial factors such as improving our results of operations. The actual amount of incentive compensation for the prior year will be determined following a review of each executive’s individual performance and contribution to our strategic goals conducted during the first quarter of each year. Specific performance targets used to determine incentive compensation for each of our executive officers in 2008 have not yet been determined.

Other Employee Grants.

Other Compensation. Each employment agreement provides the executive with certain other benefits, including reimbursement of business and entertainment expenses and life insurance. Each executive is eligible to participate in all benefit plans and programs that are or in the future may be available to other executive employees of our company, including any profit-sharing plan, thrift plan, health insurance or health care plan, disability insurance, pension plan, supplemental retirement plan, vacation and sick leave plan, and other similar plans. The compensation committee in its discretion may revise, amend or add to the officer’s executive benefits and perquisites as it deems advisable. We believe that these benefits and perquisites are typically provided to senior executives of similar companies.

Compensation of Chief Executive Officer

On December 21, 2007, the Compensation Committee of our Board of Directors approved the following compensation package for its Chief Executive Officer: a base salary of $100,000 per year; the grant of 20,000 shares of the Company’s common stock for each of 2008, 2009 and 2010 (for a total of 60,000 shares) that vest each quarter; the potential grant of a bonus on a yearly basis of up to an additional (i) 40,000 shares of the Company’s common stock if the Company’s pro forma earnings per share CAGR is at or above 30% and (ii) 40,000 shares of the Company’s common stock if the pro forma earnings per share is 40% or more above the previous year’s pro forma earnings per share.  The bonus shares would vest in three equal yearly installments beginning immediately after the filing of the Form 10-K for the applicable year.

The Compensation Committee based the level of compensation for our Chief Executive Officer on its belief of what is typical for public companies of our size and type and the fact that the Compensation Committee was satisfied with the performance of the Chief Executive Officer.  No executive officer participated in the determination of the salary for the Chief Executive Officer.

Compensation of Other Officers

On December 21, 2007, the Compensation Committee of our Board of Directors approved the following compensation package for its Chief Financial Officer: a salary of $100,000 per year; the grant of 15,000 shares of the Company’s common stock for each of 2008, 2009 and 2010 (for a total of 45,000 shares) that vest each quarter; and the potential grant of a bonus on a yearly basis of up to an additional (i) 5,000 shares of the Company’s common stock for achieving timely filing of Form 10-Ks and Form 10-Qs in each of 2008, 2009 and 2010 and (ii) 5,000 shares of the Company’s common stock if the pro forma earnings per share CAGR is at or above 30% for each of 2008, 2009 and 2010.

On December 21, 2007, the Compensation Committee of our Board of Directors approved the following compensation package for its President: a salary of $100,000 per year for the three-year period commencing April 1, 2008 through and including March 31, 2011; the grant of 80,000 shares of the Company’s common stock that vests in twelve equal installments on a quarterly basis, beginning June 30, 2008; and the potential grant of a bonus on a yearly basis of up to an additional (i) 26,667 shares of the Company’s common stock if the Company’s pro forma earnings per share compound annual growth rate is at or above 30% and (ii) 26,667 shares of the Company’s common stock if the pro forma earnings per share is 40% or more above the previous year’s pro forma earnings per share.

The salaries for our Chief Financial Officer and President were negotiated with such persons prior to their becoming employed by us.  The Compensation Committee based the level of compensation for such officers on its belief of what is typical for public companies of our size and type and the amounts that it believed that such persons would be willing to accept top join us.  Our Chief Executive Officer participated in the determination of the salary for each of such officers.

Compensation Committee Report on Executive Compensation

Our compensation committee has certain duties and powers as described in its charter. The compensation committee is currently composed of the three non-employee directors named at the end of this report, each of whom is independent as defined by the Nasdaq Global Market listing standards.

The compensation committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this proxy statement. Based upon this review and discussion, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in our Annual Report on Form 10-K to be filed with the SEC.

Compensation Committee of
the Board of Directors
Q. Y. Ma

JP Gan

George Mao

SEC filings sometimes “incorporate information by reference.” This means that we are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless we specifically state otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

Executive Compensation

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Jeffrey Kang, Chairman Chief Executive Officer and President	2007 2006 2005	30,776 66,847 65,162	— — —	— — —	269,800 269,800 269,800	— — —	1,539 2,471 1,048	(3) (2)(3) (2)	302,115 339,118 336,010

Hope Ni, Chief Financial Officer, Secretary and Director(1)	2007 2006 2005	125,000 125,000 117,000	— — —	752,994 372,234 —	— — 284,640	— — —	— — —		877,994 497,234 401,640

(1)	Ms. Ni resigned her position as Chief Financial Officer, effective January 1, 2008.
(2)
Mr. Kang was entitled to retirement benefits under a PRC government-managed retirement plan. Expenses related to Mr. Kang’s participation in the PRC government managed retirement plan amounted to approximately RMB6,250 ($807) for the year ended December 31, 2006 and RMB8,458 ($1,048) for the year ended December 31, 2005.

(3)
Mr. Kang is entitled to retirement benefits under Hong Kong’s mandatory provident fund scheme. Expenses related to Mr. Kang’s participation in the mandatory provident fund scheme amounted to approximately HKD12,000 ($1,539) for the year ended December 31, 2007 and HKD13,000 ($1,664) for the year ended December 31, 2006.

Grants of Plan Based Awards

The following table summarizes our awards made to our named executive officers under any plan in 2007.

			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities	Exercise or Base Price of Option	Closing Price on
	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	Underlying Options (#)	Awards ($/Sh)	Grant Date ($/Sh)

Jeffrey Kang	*Dec 24, 2007	Dec 21, 2007	N/A	N/A	N/A	60,000	—	—	16.03
Hope Ni	Mar 14, 2007	Mar 14, 2007	N/A	N/A	N/A	55,000	—	—	15.20

2004 Incentive Stock Option Plan

On August 3, 2004, the Company’s board of directors adopted the 2004 Stock Incentive Plan (the Incentive Plan), under which 2,500,000 shares of common stock are reserved for issuance upon exercise of stock options, and for the issuance of stock appreciation rights, restricted stock awards and performance shares. The purpose of the Incentive Plan is to provide additional incentive to employees, directors, advisors and consultants by facilitating their acquisition of common stock. The Incentive Plan provides for a term of ten years from the date of its adoption by the board of directors (unless the Incentive Plan is earlier terminated), after which no awards may be made. Options granted under the Incentive Plan are either incentive stock options (i.e., options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the U.S. Internal Revenue Code (IRC) and that do not result in tax deductions to us unless participants fail to comply with that Section) or options that do not so qualify.

Our board of directors determines when options under the Incentive Plan are exercisable and the option exercise price. The Incentive Plan permits options to be exercised with cash, check, certain other shares of our common stock, consideration received by us under “cashless exercise” programs, or if permitted by our board, promissory notes or other property. Our board also determines the performance goals and performance period for performance shares; the purchase price and conditions of repurchase for restricted stock and the terms of stock appreciation rights. Our board may at any time accelerate the vesting of any outstanding award. In the event we are sold, merged, consolidated, reorganized or liquidated, our board may take any of the following actions as to outstanding awards: (a) provide that the successor will assume or provide a substitute for the awards; (b) provide that all unexercised options and stock appreciation rights shall terminate immediately prior to the consummation of the transaction, if not previously exercised; (c) in the event of a sale where common stockholders receive cash for their shares, provide that each outstanding vested option and stock appreciation right will be exchanged for a payment in cash equal to the excess of the sales price over the exercise price; and (d) make such other adjustments deemed necessary to provide participants with a benefit substantially similar to that which they would have been entitled had the event not occurred. In the event of any stock dividend, split, recapitalization or other similar change, our board may adjust the number and kind of shares subject to outstanding awards, the exercise or purchase price of awards, and any other equitable adjustments it deems appropriate.

The Incentive Plan and the Directors’ Plan are administered by the compensation committee of our board of directors. The compensation committee selects the employees to whom awards are to be granted, the number of shares to be subject to such awards, and the terms and conditions of such awards, provided that any discretion exercised by the compensation committee must be consistent with resolutions adopted by our board and the terms of the Incentive Plan.

As of December 31, 2007, options to purchase an aggregate of 2,235,832 shares had been granted under the Incentive Plan, and options to purchase an aggregate of 115,000 shares had been granted under the Directors’ Plan.

2006 Equity Incentive Plan

Awards

The 2006 Plan provides for the grant of options, stock appreciation rights (“SARs”), performance share awards and restricted stock awards of up to an aggregate of 4,800,000 shares of Common Stock to officers, employees and independent contractors of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2006 Plan. The number of shares of Common Stock for which awards may be granted to a participant under the 2006 Plan in any calendar year cannot exceed 2,400,000.

Currently, there are 17 employees and directors who would be entitled to receive stock options and/or restricted shares under the 2006 Plan. Future new hires and additional consultants would be eligible to participate in the 2006 Plan as well. The number of stock options and/or restricted shares to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or restricted shares is dependent upon various factors such as hiring requirements and job performance.

 Administration of the 2006 Plan

The 2006 Plan is administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m) (in either case, the “Committee”). Among other things, the Committee has complete discretion, subject to the express limits of the 2006 Plan, to determine the employees and independent contractors to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the stock, and the required withholding. The Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely affect the participant. The Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2006 Plan. Notwithstanding the foregoing, the Committee does not have any authority to grant or modify an award under the 2006 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Options

Options granted under the 2006 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the Committee may determine; provided, however, that the exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and the term of the option my not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights (SARs)

An SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, options granted under the 2006 Plan. An SAR granted in tandem with an option (1) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (2) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with an SAR terminates upon exercise of the SAR); (3) is transferable only with the related option; and (4) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option. An SAR that is not granted in tandem with an option is exercisable at such times as the Committee may specify.

Performance Shares

Performance share awards entitle the participant to acquire shares of stock upon attaining specified performance goals.

Restricted Stock

A restricted stock award is a grant or sale of stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. The purchase price for each share of restricted stock may not be less than the par value of the Company’s Common Stock.

Additional Terms

Except as provided in the 2006 Plan, awards granted under the 2006 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their guardian or legal representative. Each award agreement will specify, among other things, the effect on an award of the disability, death, retirement, authorized leave of absence or other termination of employment. The Company may require a participant to pay the Company the amount of any required withholding in connection with the grant, vesting, exercise or disposition of an award. A participant is not considered a stockholder with respect to the shares underlying an award until the shares are issued to the participant.

Amendments

The 2006 Plan is effective for 10 years, unless it is sooner terminated or suspended. The Committee may at any time amend, alter, suspend or terminate the 2006 Plan; provided, that no amendment requiring stockholder approval will be effective unless such approval has been obtained. No termination or suspension of the 2006 Plan will affect an award which is outstanding at the time of the termination or suspension.

Certain Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

A participant does not recognize taxable income upon the grant of NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company is not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.

In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If a participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the participant’s regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company is generally entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying outstanding plan awards for each named executive officer as of December 31, 2007.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable
Jeffrey Kang	450,043	—		3.74	Nov. 11, 2014	60,000	(1)	966,600	(2)	—	—
Hope Ni	—	—	—	—	—	13,750	(3)	221,512.50	(2)	—	—

(1)	5,000 shares vest over 3 years for each quarter of 2008, 2009 and 2010 on March 31, June 30, September 30 and December 31.
(2)
The market value of the shares that have not vested has been calculated by multiplying the number of shares times $16.11, which represents the last reported sale price of our common stock on the Nasdaq Global Market on December 31, 2007, which is the last day of the most recent fiscal year.

(3)	13,750 shares vest on March 15, 2008

Option Exercises and Stock Vested

The following table summarizes stock option exercises by our named executive officers in 2007 and shares of restricted stock that vested in 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jeffrey Kang	—	—	—	—
Hope Ni	100,000	$1,391,000	91,250	$1,448,063

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. The compensation committee may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the compensation committee determines that doing so is in our best interests.

Employment Agreements

The company does not currently have any employment agreements.

Potential Payments Upon Termination or Change In Control

We have no potential payments upon termination or change in control.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected KPMG to serve as the Company’s independent accountants for the year ending December 31, 2008.  KPMG was engaged on April 13, 2006, and continues to serve as the Company’s principal accountant.  A representative of KPMG is expected to be present at the 2008 Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.

Audit Fees

The following table presents the aggregate fees for professional services and other services rendered by our principal accountant to us in 2007 and 2006.

	2007	2006
	(in millions)
Audit fees (1)	4.0	4.3
Audit related fees	—	—
Tax fees	—	—
All other fees	—	0.2

Total	RMB4.0	RMB4.5

(1)
Audit fees consist of fees billed for the professional services rendered for the audit of our consolidated financial statements for each of these fiscal years and the review of the interim financial statements for the fiscal years ended December 31, 2007 and December 31, 2006, respectively.

We are required to obtain pre-approval by our audit committee for all audit and permitted non-audit services performed by our independent auditors. In accordance with this requirement, during fiscal 2007, 100% of all audit, audit-related, tax and other services performed by KPMG were approved in advance by the audit committee. Any pre-approved decisions are presented to the full audit committee at the next scheduled meeting. KPMG was our principal auditor and no work was performed by persons outside of this firm.

Audit of Financial Statements.

During fiscal 2007, KPMG were our principal auditor and no work was performed by persons outside of this firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG TO SERVE AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2008.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting.  If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies.  Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Cogo will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request.  In addition to the solicitation of proxies by use of the mails, officers and regular employees of Cogo may solicit proxies without additional compensation, by telephone or other electronic means. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

Cogo files annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Cogo’s SEC filings made electronically through the SEC's EDGAR system are available to the public at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one Proxy Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company at following address: Room 1001, Tower C, Skyworth Building, High Tech Industrial Park, Nanshan, Shenzhen 518057, PRC, Attention: Frank Zheng, Chief Financial Officer and Secretary.

Cogo will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2007 (as filed with the SEC), including the financial statements contained therein.  All such requests should be directed to Frank Zheng, Chief Financial Officer, Treasurer and Secretary, Room 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China; telephone: +86-755-26743210.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 2008 is expected to be held in December, 2009.  Any stockholder proposal intended to be included in the Company's Proxy Statement and form of proxy for presentation at the 2008 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company not later than June 30, 2009. As to any proposal submitted for presentation at the 2008 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2008 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before August 1, 2009.

By Order of the Board of Directors,

/s/ Frank Zheng Frank Zheng Chief Financial Officer, Treasurer and Secretary
Dated: November 5, 2008

PROXY

COGO GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jeffrey Kang or Frank Zheng as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at Room 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China, on December 22, 2008 at 10:00 a.m., Beijing time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.           Election of Directors

FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below	☐

Jeffrey Kang, Frank Zheng, Q.Y. Ma, JP Gan, George Mao

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

2.           Ratification of the appointment of KPMG as independent auditors.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.           To transact such other business as may properly come before the meeting or any adjournment thereof.

The shares of Common Stock represented by this proxy will be voted as directed, but if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees and FOR approval of the appointment of KPMG as the independent auditors of the Company.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the board of directors knows of no other business to be presented at the meeting.

DATED: November __, 2008

Signature

Signature if held jointly

(Please date, sign as name appears at the left, and return promptly.  If the shares are registered in the names of two or more persons, each person should sign.  When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title.  Please note any changes in your address alongside the address as it appears in the proxy.)